Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of OncoCyte Corporation (the “Company”) for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we William Annett, Chief Executive Officer, and Russell L. Skibsted, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2016

/s/ William Annett
William Annett
Principal Executive Officer

/s/ Russell L. Skibsted
Russell L. Skibsted
Principal Financial Officer